UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 12, 2010

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

63 Highway 515, P.O. Box 398
Blairsville, Georgia  30512
(Address of principal executive offices)

(706) 781-2265
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 15, 2010, the Board of Directors of United Community Banks, Inc. approved amendments (“Amendments”) to certain provisions of Article Seven of its Amended and Restated Bylaws.  The amendments were effective August 11, 2010.  The purpose of the Amendments was to clarify that its common stock may be issued in uncertificated, book-entry form.

A copy of the Amendment to the Bylaws of the Registrant is attached as Exhibit 3.2 and is incorporated herein by reference to this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.2	Amendment to the Amended and Restated Bylaws of United Community Banks, Inc., dated August 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

August 11, 2010